Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of May 29, 2020, is between ACREAGE HOLDINGS, INC., a company existing under the laws of the Province of British Columbia, with headquarters located at 366 Madison Avenue, 11th Floor, New York, NY, 10017 and registered office at 2800 Park Place, 666 Burrard Street, Vancouver, British Columbia, Canada V6C 2Z7 (the “Company”), YA II PN, Ltd. (the “Buyer”) and each of the investors, if any, listed on the Schedule of Buyers attached hereto (collectively with the Buyer, the “Buyers”).
WITNESSETH

WHEREAS, the Company and each Buyer desire to enter into this transaction for the Company to sell and the Buyers to purchase the Convertible Debentures (as defined below) pursuant to an exemption from registration pursuant to Section 4(2) and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and exemptions from the prospectus requirement of Canadian provincial securities laws under Ontario Securities Commission Rule 72-503 and British Columbia Instrument 72-503;
WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase $11,000,000 of convertible debentures in the form attached hereto as “Exhibit A” (the “Convertible Debentures”), which shall be convertible into Class A subordinate voting shares of the Company (the “Common Stock”) (as converted, the “Conversion Shares”), on the date of satisfaction of all of the conditions precedent set forth herein (the “Closing”), for a total purchase price of $10,000,000 (the “Purchase Price”) in the respective amounts set forth opposite each Buyer(s) name on Schedule I (the “Subscription Amount”);
WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company has agreed to provide certain registration rights to the Buyer(s) under the Securities Act and the rules and regulations promulgated thereunder, and applicable state and Canadian provincial securities laws;
WHEREAS, the obligations of the Company to the Buyers under this Agreement, the Convertible Debenture and other related instruments and agreements (collectively, the “Obligations”) will be guaranteed by High Street Capital Partners, LLC (“HSCP”), HSCP Holding Corporation (“HSCP Holding”), Thames Valley Apothecary, LLC (“Thames Valley”), Prime Wellness of Connecticut, LLC (“Prime”), Acreage Connecticut, LLC (“Acreage CT”) and D&B Wellness, LLC (“D&B” and collectively with HSCP Holding, Thames Valley, Prime and Acreage CT, the “Subsidiaries” and each a “Subsidiary”) pursuant to a Global Guaranty Agreement (the “Guaranty Agreement”), secured by a grant of first priority security interests in substantially all assets of the Subsidiaries (but excluding HSCP Holding) pursuant to one or more security agreements (the “Security Agreements”) and secured by a first priority pledge by HSCP and HSCP Holding of all of their respective membership interests in the Subsidiaries pursuant to one or more membership interest pledge agreements (the “Pledge Agreements,” and collectively with the Guaranty Agreement and the Security Agreements, the “Collateral Documents”); and
WHEREAS, the Convertible Debentures and the Conversion Shares are collectively referred to herein as the “Securities.”
AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF CONVERTIBLE DEBENTURES.

(a)    Purchase of Convertible Debentures. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company at the Closing Convertible Debentures in amounts corresponding with the Subscription Amount set forth opposite each Buyer’s name on the Schedule of Buyers attached as Schedule I hereto.

(b)    Closing Dates. The Closing shall occur at the offices of Yorkville Advisors Global, LP, 1012 Springfield Avenue, Mountainside, NJ 07092. The date and time of the Closing shall be 10:00 a.m., New York time, on the first Business Day on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such other date as is mutually agreed to by the Company and each Buyer) and, in any event, no later than May 29, 2020 (the “Closing Date”). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Vancouver, British Columbia are authorized or required by law to remain closed.

(c)    Form of Payment; Deliveries. Subject to the satisfaction of the terms and conditions of this Agreement, on the Closing Date, (i) the Buyers shall deliver to the Company such aggregate proceeds for the Convertible Debentures to be issued and sold to such Buyer at such Closing, minus any fees or discounts to be paid directly from the proceeds of such Closing as set forth herein (if any), and (ii) the Company shall deliver to each Buyer, Convertible Debentures which such Buyer is purchasing at such Closing in amounts indicated opposite such Buyer’s name on Schedule I, duly executed on behalf of the Company.

(d)    Fees. The Company shall pay to YA Global II SPV, LLC, an affiliate of the lead Buyer a commitment fee in the amount of $250,000 which shall be paid out of the proceeds of the Closing.

2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the Closing Date:
(a)    Investment Purpose. The Buyer is acquiring the Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Buyer reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement covering such Securities or an available exemption under the Securities Act. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(b)    Accredited Investor Status. The Buyer is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.

(c)    Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities pursuant to applicable United States and Canadian securities laws.

(d)    Information. The Buyer and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision regarding its purchase of the Securities, which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its advisors, if any, or its representatives shall modify, amend or affect the Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e)    Transfer or Resale. The Buyer understands that: (i) the Securities have not been registered under the Securities Act or any state securities laws nor any applicable Canadian provincial securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements, or (C) such Buyer provides the Company with reasonable assurances

(in the form of seller and broker representation letters) that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act, as amended (or a successor rule thereto) (collectively, “Rule 144”), in each case following the applicable holding period set forth therein; and (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

(f)    Legends. The Buyer agrees to the imprinting, so long as it is required by this Section 2(f), of restrictive legends on the Securities in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE [AND THOSE SECURITIES INTO WHICH THEY ARE CONVERTIBLE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES [AND THOSE SECURITIES INTO WHICH THEY ARE CONVERTIBLE] HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS. CERTIFICATES BEARING THIS LEGEND MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRADES ON CANADIAN STOCK EXCHANGES.
UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE SEPTEMBER 30, 2020.
Certificates evidencing the Conversion Shares shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Conversion Shares pursuant to Rule 144, (iii) if such Conversion Shares are eligible for sale under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Buyer agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 2(f) is predicated upon the Company’s reliance that the Buyer will sell any Securities pursuant to either the registration requirements of the Securities Act or other applicable securities laws, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein.

(g)    Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(h)    Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(i)    No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(j)    Certain Trading Activities. The Buyer has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Buyer, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company's securities) during the period commencing as of the time that the Buyer first contacted the Company or the Company's agents regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement by such Buyer. The Buyer hereby agrees that it shall not directly or indirectly, engage in any Short Sales involving the Company’s securities during the period commencing on the date hereof and ending when no Convertible Debentures remain outstanding. "Short Sales" means all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the 1934 Act (as defined below). The Buyer is aware that Short Sales and other hedging activities may be subject to applicable federal and state or provincial securities laws, rules and regulations and the Buyer acknowledges that the responsibility of compliance with any such federal, provincial or state securities laws, rules and regulations is solely the responsibility of the Buyer.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth under the corresponding section of the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby makes the representations and warranties set forth below to each Buyer:
(a)    Organization and Qualification. The Company and the Subsidiaries are entities duly formed, validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted. The Company and each Subsidiary is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). All assets owned or used in connection with the Company’s business operations in the State of Connecticut will be owned or operated solely by the Subsidiaries. “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into by the Company in connection herewith or therewith or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents (as defined below), provided, in any event, that any material adverse effect which (directly or indirectly) results or arises from or relates to COVID-19 shall be deemed not to be a material adverse effect.

(b)    Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Debentures, the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Convertible Debentures), have been duly authorized by the Company's board of directors and no further filing, consent or authorization is required by the Company, its board of directors or its stockholders or other governmental body. This Agreement has been, and the other Transaction Documents to which the Company is a party will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Registration Rights Agreement, the Convertible

Debentures, the Security Documents, and each of the other agreements and instruments entered into by the Company or delivered by the Company in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)    Issuance of Securities. The issuance of the Securities are duly authorized and, upon issuance and payment in accordance with the terms of the Transaction Documents the Conversion Shares shall be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances other than any restrictions on transfer in accordance with applicable securities laws (collectively “Liens”) with respect to the issuance thereof. As of the Closing Date, the Company shall have reserved from its duly authorized capital stock not less than (i) the maximum number of shares of Common Stock issuable upon conversion of all Convertible Debentures (assuming for purposes hereof that any such conversion shall not take into account any limitations on the conversion of the Convertible Debentures set forth therein). The Conversion Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

(d)    No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Debentures, the Conversion Shares, and the reservation for issuance of the Conversion Shares) will not (i) result in a violation of the Articles of Incorporation (as defined below), bylaws (as applicable), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or the Subsidiaries, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company, or any Subsidiary, is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations, the securities laws of the jurisdictions of the Company's incorporation or in which it or any Subsidiary operate and the rules and regulations of the Canadian Securities Exchange (“CSE”) and the OTCQX Best Market by OTC Market Group (the “OTCQX” and collectively along with the CSE, the “Principal Markets”) and including all applicable laws, rules and regulations of the Provence of British Columbia) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected, except in the case of (ii) and (iii) for any conflict, default, right or violation that would not reasonably be expected to result in a Material Adverse Effect.

(e)    Consents. The Company is not required to obtain any material consent from, authorization or order of, or make any filing or registration with (other than any filings, consents and authorizations as may be required by any federal, provincial or state securities agencies and any filings, consents and authorizations as may be required by the Principal Markets), any Governmental Entity (as defined below) or any regulatory or selfregulatory agency, Canopy

Growth Corporation (“Canopy”), or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof, other than the consent of Canopy which has been obtained. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date other than those that may be required by the Registration Rights Agreement, and neither the Company nor any Subsidiary are aware of any facts or circumstances which might prevent the Company or any Subsidiary from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. No consent is required from Canopy for the issuance of all of the Shares issuable upon conversion of the Convertible Debetnures, and the issuance of all such shares will not violate the terms and conditions of that certain Arrangement Agreement between the Company and Canopy dated April 18, 2019, as amended (the “Canopy Agreement”) any transactions contremplated thereby. The Company is not in violation of the requirements of the Principal Markets and has no Knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock on the CSE in the foreseeable future. The Company has notified the CSE of the issuance of all of the Securities hereunder, which does not require obtaining the approval of the stockholders of the Company or any other Person or Governmental Entity, and the CSE has completed any required review of the listing of the Conversion Shares and the CSE has provided any conditional approval necessary to list the Common Stock that may be issued pursuant to the Transaction Documents. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, provincial, state, local, municipal, foreign, or other government, governmental or quasigovernmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multinational organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing. “Knowledge” means the actual knowledge of Kevin Murphy, James Doherty, Robert Daino and Glen Leibowitz.

(f)    Acknowledgment Regarding Buyer's Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) to the Company’s Knowledge, an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company or any of its Subsidiaries or (iii) to the Company’s Knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d3 of the 1934 Act). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company and its representatives.

(g)    No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(h)    Dilutive Effect. The Company acknowledges its obligation to issue the Conversion Shares upon conversion of the Convertible Debentures in accordance with this Agreement and the Convertible Debentures is, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(i)    Public Record; Financial Statements. Since January 1, 2020, except as set forth in the Disclosure Schedule, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Company’s public record consists of the Company’s prospectuses, annual reports, annual and interim financial statements, annual information forms, business acquisition reports, management discussion and analysis of financial condition and results of operations, information circulars, material change reports, press releases and all other information or documents publicly filed or otherwise publicly disseminated by the Company since November 14, 2018 with the SEC, the Canadian Securities Administrators on the Company’s profile at www.sedar.com and the CSE (collectively, the “Public Record”). As of their respective dates, the Public Record complied in all material respects with the requirements of the rules and regulations applicable to the Public Record, and none of the documents included in the Public Record contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Public Record complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal yearend audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to the Buyer which is not included in the Public Record (including, without limitation, information in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the Public Record (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements. The Company is required by Section 4.3(4) of National Instrument 51-102 – Continuous Disclosure Obligations to restate its interim reports for the fiscal year ended December 31, 2019 in accordance with GAAP as a result of its loss of “foreign private issuer” status, but not as a result of any misstatement or omission.

(j)    Absence of Certain Changes. Since the date of the Company's most recent audited financial statements filed on April 29, 2019, or as disclosed in the Public Record, there has been no Material Adverse Effect, nor any event or occurrence that would be reasonably expected to result in a Material Adverse Effect, except as has been publicly disclosed. Since the date of the Company's most recent audited financial statements filed on April 29, 2019, neither the Company nor any Subsidiary has (i) declared or paid any dividends, (ii) sold any material assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any material capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any Subsidiary has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any Knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual Knowledge of any fact which would reasonably lead a creditor to do so.

(k)    No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or to the Knowledge of the Company, is reasonably expected to exist or occur specific to the Company, any Subsidiary or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that has not been publicly disclosed and would reasonably be expected to have a Material Adverse Effect.

(l)    Conduct of Business; Regulatory Permits. Neither the Company nor any Subsidiary is in violation of any term under its Articles of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company, organizational charter, certificate of formation, memorandum of association, articles of association, certificate of incorporation or bylaws, respectively. Neither the Company nor any Subsidiary is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any Subsidiary, and neither the Company nor any Subsidiary will conduct its business in violation of any of the foregoing, except in all cases for violations which would not reasonably be expected to have a Material Adverse Effect and with the exception of the Controlled Substances Act, 21 USC 801 et seq., as it applies to marijuana (including any implementing regulations and schedules in effect at the relevant time) or any other U.S. federal law the violation of which is predicated upon a violation of the Controlled Substances Act as it applies to marijuana. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Markets and has no Knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Markets in the foreseeable future. During the one year prior to the date hereof, (i) the Common Stock has been listed or designated for quotation on the Principal Markets, (ii) trading in the Common Stock has not been suspended by the SEC, the Ontario Securities Commission (“OSC”) or the Principal Markets and (iii) the Company has received no communication, written or oral, from the SEC, OSC or the Principal Markets regarding the suspension or delisting of the Common Stock from the Principal Markets. The Company and any Subsidiary possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any Subsidiary or to which the Company or any Subsidiary is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any Subsidiary, any acquisition of property by the Company or any Subsidiary or the conduct of business by the Company or any Subsidiary as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any Subsidiary.
(m)    No Liens. Except as set forth on Schedule 3(m), the Company and each Subsidiary owns all of its assets and property (including, without limitation, any and all accounts receivable, inventory, equipment, furniture, and other personal property of every kind and nature), and has good title to all of such property free and clear of any mortgage, pledge, lien, conditional sales agreement, security interest, encumbrance, or other charge. Each Subsidiary owns all of its land, and buildings, improvements, structures and fixtures located on the land (collectively, the “Real Estate”), and has good and marketable title to the Real Estate free of any and all liens, encumbrances, security interests or other restrictions or limitations of any nature or kind. Each Subsidiary is solvent and has full power and lawful authority to bargain, grant, sell, mortgage, assign, transfer, convey and grant a security interest in all of Real Estate in the manner and form herein proposed and without obtaining the waiver, consent or approval of any lessor, sublessor, governmental agency or entity or party whomsoever or whatsoever.
(n)    Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee, nor any other person acting for or on behalf of the Company or any of its Subsidiaries (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA) or any other applicable antibribery or anti corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose, in violation of applicable law, of: (i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or (ii) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

(o)    Equity Capitalization.

(i)    Authorized and Outstanding Capital Stock. As of May 27, 2020, the Company is authorized to issue an unlimited number of Class A subordinate voting shares, an unlimited number of Class B proportionate voting shares and 168,000 Class C multiple voting shares, of which 76,709,871 Class A subordinate voting shares, 556,490.3151 Class B proportionate voting shares and 168,000 Class C multiple voting shares are issued and outstanding.

(ii)    Valid Issuance; Available Shares. All of the Company’s outstanding shares have been duly authorized and have been validly issued and are fully paid and nonassessable.

(iii)    Existing Securities; Obligations. Except as disclosed in the Public Record: (A) none of the Company's or any Subsidiary's shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares, interests or capital stock of the Company or any Subsidiary or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any Subsidiary; (C) there are no agreements or arrangements under which the Company or any Subsidiary is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to this Agreement); (D) there are no outstanding securities or instruments of the Company or any Subsidiary which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or any Subsidiary; (E) there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Securities; and (G) neither the Company nor any Subsidiary has any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement.

(iv)    Organizational Documents. The Company has furnished to the Buyers or filed on EDGAR true, correct and complete copies of the Company's Notice of Articles and Articles, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the terms of all convertible securities and the material rights of the holders thereof in respect thereto.

(p)    Litigation. Except as set forth on Schedule 3(p) or disclosed in the Public Record, there is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Markets, any court, public board, other Governmental Entity, selfregulatory organization or body pending or, to the Knowledge of the Company, threatened against or affecting the Company or any Subsidiary, the Common Stock or any of the Company's or any Subsidiary's officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, which would reasonably be expected to result in a Material Adverse Effect. To the Knowledge of the Company, there is no event which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Without limitation of the foregoing, there has not been, and to the Knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company or any Subsidiary. Neither the Company nor any Subsidiary is the subject of any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity that would reasonably be expected to result in a Material Adverse Effect.

(q)    Insurance. The Company and each Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and the

Subsidiaries are engaged. Neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(r)    Manipulation of Price. Neither the Company nor any Subsidiary has, and, to the Knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any Subsidiary to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any Subsidiary.

(s)    Shell Company Status. The Company was previously a shell company but has ceased to be a shell company, is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act, has filed all reports and other materials to be filed by section 13 or 15(d) of the Exchange Act during the preceding 12 months and has filed current “Form 10 information” with the SEC reflecting its status as an entity that is no longer a shell company.

(t)    Money Laundering. The Company and each Subsidiary are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and nonU.S. antimoney laundering laws and regulations, including, but not limited to, the laws, regulations and Executive Orders and sanctions programs (“Sanctions Programs”) administered by the U.S. Office of Foreign Assets Control (“OFAC”), including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, "Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism" (66 Fed. Reg. 49079 (2001)); and any regulations contained in 31 CFR, Subtitle B, Chapter V.

(u)    Disclosure. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company and each Subsidiary, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any Subsidiary, taken as a whole, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any Subsidiary or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. All financial projections and forecasts that have been prepared by or on behalf of the Company or any Subsidiary and made available to the Buyers have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to each Buyer, the Company's best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results and are inherently subject to risks that are both known and unknown). The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(v)    No General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

(w)    Private Placement. Assuming the accuracy of the Buyers’ representations and warranties set forth in Section 2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Buyers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Primary Market.

4.	COVENANTS.

(a)    Reporting Status. For the period beginning on the date hereof, and ending 6 months days after the date on which all the Convertible Debentures are no longer outstanding (the “Reporting Period”), the Company shall use its reasonable best efforts to file on a timely basis all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.
(b)    Use of Proceeds. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein to repay any loans to any executives or employees of the Company. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein, or lend, contribute, facilitate or otherwise make available such proceeds to any Person (i) to fund, either directly or indirectly, any activities or business of or with any Person that is identified on the list of Specially Designated Nationals and Blocker Persons maintained by OFAC, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions Programs, or (ii) in any other manner that will result in a violation of Sanctions Programs.
(c)    Listing. To the extent applicable, the Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Conversion Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be, each an “Eligible Market”), subject to official notice of issuance, and shall use reasonable efforts to maintain such listing or designation for quotation (as the case may be) of all Conversion Shares from time to time issuable under the terms of the Transaction Documents on such Eligible Market for the Reporting Period. Neither the Company nor any of its Subsidiary shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market during the Reporting Period. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(c).
(d)    Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that, subject to compliance with applicable federal and state securities laws, the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.
(e)    Disclosure of Transactions and Other Material Information. As soon as reasonably practical after the date of this Agreement, the Company shall file a current report on Form 8K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement) and the form of Statement of Designations) (including all attachments, the “Current Report”). The Company shall file its Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”) no later than May 29, 2020. From and after the filing of the Current Report and the 2019 Form 10-K, the Company shall have disclosed all material, nonpublic information (if any) provided to any of the Buyers by the Company or any Subsidiary or any of their respective officers, directors, employees or agents in connection with the Company and the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the Current Report and the 2019 Form 10-K, the Company acknowledges and agrees that any and all confidentiality or similar obligations with respect to the transactions contemplated by the Transaction Documents under any agreement, whether written or oral, between the Company, any of its Subsidiary or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, unless required by applicable securities laws or stock exchange rules, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of such Buyer (which may be granted or withheld in such Buyer's sole discretion).
(f)    Reservation of Shares. So long as any of the Convertible Debentures remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, at least 7,530,000 Shares and in no event less than the maximum number of shares of Common Stock issuable upon conversion of all the Convertible Debentures then outstanding (assuming for purposes hereof any such conversion shall not take into account any limitations on the conversion of the Convertible Debentures) (the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 4(f) be reduced other than proportionally in connection with any conversion and/or redemption, or reverse stock split. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, recommending that stockholders vote in favor of an increase in such authorized number of shares sufficient to meet the Required Reserved Amount. For so long as any Convertible Debentures remain outstanding, the Company shall reserve for issuance exclusively upon conversion of the Convertible Debetnures at least 7,530,000 Shares against any block of shares authorized or permitted to be issued by Canopy.
(g)    Conduct of Business. The business of the Company and each Subsidiary shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect and with the exception of the Controlled Substances Act, 21 USC 801 et seq., as it applies to marijuana (including any implementing regulations and schedules in effect at the relevant time) or any other U.S. federal law the violation of which is predicated upon a violation of the Controlled Substances Act as it applies to marijuana.
(h)    No Liens. The Company and each Subsidiary each hereby covenant and agree that so long as any amounts are due and owing to the Buyers, and except as otherwise provided by this Agreement, each Subsidiary shall not cause to exist any mortgage, pledge, lien, conditional sales agreement, security interest, encumbrance, or other charge on any of its assets or property.
(i)    Charter Amendments. From the date hereof until all the Convertible Debentures have been repaid, unless the holders of at least 75% in principal amount of the then outstanding Convertible Debentures shall have given prior written consent, the Company shall not, and shall not permit any Subsidiary to, directly or indirectly amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the holders of the Convertible Debentures.
(j)    Within 30 days of the Closing Date, pursuant to the terms of the Pledge Agreements, the Company and the Subsidiaries shall have granted first priority security interests in favor of the Buyer in their licensed cannabis business operations (including without limitation its cannabis licenses issued by the Connecticut State Department of Consumer Protection). The Company hereby covenants that all of its existing and future real and personal assets used in its business activities in the State of Connecticut will be owned exclusively by the Subsidiaries. The Company shall pay or reimburse the Buyer for all expenses and costs related to the granting of the security interests and mortgages in accordance with this Section. The Company will, and will cause each Subsidiary to execute and deliver such further instruments and do such further acts as may be necessary or desirable or as may be reasonably requested by the Buyer to carry out more effectively the purposes of this Security Documents and to subject to the lien created thereby any properties, rights and interests covered or intended to be covered thereby.
(k)    In accordance with the terms and procedures of the Pledge Agreements entered into between the parties as of the date hereof with respect to the Subsidiaries, the applicable pledgors agree to pledge to the Investor all of the membership interests in the Subsidiaries and shall amend their respective Operating Agreements to authorize such pledges and to admit the Investor as the sole member upon an Event of Default.
(l)    So long as any Obligations remain outstanding, without the consent of Buyer, the Company shall not, and shall cause its Subsidiaries not to, incur any indebtedness other than debt, equity or a combination of debt and equity financing transactions (i) up to an aggregate of $25,000,000 (“Bridge Financing”), or (ii) used to pay off the Convertible Debenture; provided, however that the Company and its subsidiaries (including, without limitation, the Subsidiaries) covenant and agree that no payment will be made to any lender under any Bridge Financing documents, whether a prepayment in whole, in part, or payment at or after maturity, without a pro rata payment being made to the Holder of the Convertible Debenture (as such term is defined in the Convertible Debenture).
(m)    So long as any Obligations remain outstanding, the Company shall not, and shall cause its Subsidiaries not to, grant a lien on any of the assets of the Subsidiaries or pledge any equity of the Subsidiaries or HSCP.
(n)    The parties acknowledge and agree that some or all of the provisions contained in the Canopy Agreement may be amended by the parties thereto upon receipt of shareholder approval and other consents required by applicable law so long as any such amendment does not materially alter the Buyer’s rights hereunder or under any other Transaction Document.

5.	REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)    Register. The Company shall maintain at its principal executive offices or with the transfer agent and registrar of the Company (or at such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Convertible Debentures in which the Company shall record the name and address of the Person in whose name the Convertible Debentures have been issued (including the name and address of each transferee), the amount of Convertible Debentures held by such Person, and the number of Conversion Shares issuable upon conversion of the Convertible Debentures held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.
(b)    Transfer Restrictions. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Buyer or in connection with a pledge as contemplated herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Buyer under this Agreement.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Convertible Debentures to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(a)    Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.
(b)    Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price for the Convertible Debentures being purchased by such Buyer at the Closing by wire transfer of immediately available funds in accordance with the closing statement to be executed in connection with such Closing.
(c)    The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

7.	CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase the Convertible Debentures at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:
(a)    The Company shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer such aggregate principal amount of Convertible Debentures as is set forth opposite such Buyer's name in column (b) of the Schedule of Buyers for the Closing.
(b)    The Company shall have delivered to each Buyer a copy of its Notice of Articles and Articles and a copy of each Subsidiary’s charter, as well as any shareholder or operating agreements by or among the shareholders or members of the each Subsidiary.
(c)    The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company issued by the registrar of its jurisdiction of existence as of a date within ten (10) days of the Closing Date.
(d)    The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.
(e)    The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Markets and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Markets from trading on the Principal Markets nor shall suspension by the SEC or the Principal Markets have been threatened, as of the Closing Date, either (I) in writing by the SEC or the Principal Markets or (II) by falling below the minimum maintenance requirements of the Principal Markets.
(f)    The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by to be obtained from the CSE prior to Closing.
(g)    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
(h)    Since the date of execution of this Agreement, no event or series of events shall have occurred that has resulted in or would reasonably be expected to result in a Material Adverse Effect.
(i)    The Company shall have obtained approval of the CSE to list all of the Conversion Shares issuable upon conversion of the Convertible Debentures.
(j)    From the date hereof to the Closing Date, (i) trading in the Common Stock shall not have been suspended by the SEC or the Principal Markets (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing) and (ii) at any time prior to the Closing Date, trading in securities on the Principal Markets shall not have been suspended or limited, nor shall a banking moratorium have been declared either by Canada, the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Buyer, makes it impracticable or inadvisable to purchase the Securities at the Closing.
(k)    The Company shall have provided the Buyer with such other documents and completion of such other matters, as the Buyer may reasonably deem necessary or appropriate.
(l)    Each of the Company and each Subsidiary shall have duly executed and delivered to the Buyer each of the Collateral Documents to which it is a party.

8.	TERMINATION.

In the event that the Closing shall not have occurred with respect to a Buyer within 15 days of the date hereof, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer's breach of this Agreement and (ii) the abandonment of the sale and purchase of the Convertible Debentures shall be applicable only to such Buyer providing such written notice, provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described herein. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.	MISCELLANEOUS.

(a)    Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b)    Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an email which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.
(c)    Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms "including," "includes," "include" and words of like import shall be construed broadly as if followed by the words "without limitation." The terms "herein," "hereunder," "hereof" and words of like import refer to this entire Agreement instead of just the provision in which they are found.
(d)    Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.
(e)    Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing by letter and email and will be deemed to have been delivered: upon the later of (A) either (i) receipt, when delivered personally or (ii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same and (B) receipt, when sent by electronic mail. The addresses and email addresses for such communications shall be:

If to the Company, to:	ACREAGE HOLDINGS, INC. 366 Madison Avenue, 11th Floor New York, NY 10017 Telephone: ########## Attention: James Doherty E-Mail: ##########

With Copy to:
Cozen O’Connor
One Liberty Place, 1650 Market Street Suite 2800
Philadelphia, Pennsylvania 19103
Attention: Joseph C. Bedwick
Email: ##########

and

DLA Piper (Canada) LLP
Suite 6000, 1 First Canadian Place
Toronto, Ontario M5X 1E2
Attention: Robert Fonn and Russel W. Drew
Email: ##########; ##########

If to a Buyer, to its address and email address set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers,

With copy to:	Troy J. Rillo, Esq. c/o Yorkville Advisors Global, LP 1012 Springfield Avenue Mountainside, NJ 07092 Email: ##########

or to such other address, email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender's e-mail service provider containing the time, date, recipient e-mail address or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.
(f)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Convertible Debentures (but excluding any purchasers of Conversion Shares, unless pursuant to a written assignment by such Buyer). The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers. In connection with any transfer of any or all of its Securities, a Buyer may assign all, or a portion, of its rights and obligations hereunder in connection with such Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such transferred Securities.
(g)    Indemnification.
(i)    In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) any disclosure properly made by such Buyer pursuant to Section 4(f), or (D) the status of such Buyer or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.
(ii)    Promptly after receipt by an Indemnitee under this Section 9(g) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 9(g), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (A) the Company has agreed in writing to pay such fees and expenses; (B) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further, that in the case of clause (C) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for the Indemnitees. The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 9(g), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.
(iii)    The indemnification required by this Section 9(g) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, within ten (10) days after bills supporting the Indemnified Liabilities are received by the Company.
(iv)    The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Company or others, and (B) any liabilities the Company may be subject to pursuant to the law.
(h)    No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
(i)    Consent to Disclosure of Information to CSE and Canadian Securities Administrators.
(i)    The Buyer acknowledges that this Agreement requires the Buyer to provide certain personal information relating to the Buyer to the Company. Such information is being collected and will be used by the Company for the purposes of completing the sale of the Convertible Debentures, which includes, without limitation, determining the Buyer’s eligibility to purchase the Convertible Debentures under applicable securities laws, preparing and registering certificates representing securities or arranging for non-certificated, electronic delivery of same, and completing filings required by any securities regulatory authority or exchange. Such personal information may be disclosed by the Company to (a) securities regulatory authorities and commissions, or stock exchanges, (b) the Company’s registrar and transfer agent, (c) any government agency (including any taxing authorities), board or other entity and (d) any of the other parties involved in the purchase and sale of the Convertible Debentures, including the legal counsel for the Company, and may be included in record books in connection with the purchase and sale of the Convertible Debentures.. By executing this Agreement, the Subscriber consents to the foregoing collection, use and disclosure of such personal information;

(ii)    The Buyer acknowledges being notified that if the Buyer is resident or otherwise subject to the applicable securities legislation of a jurisdiction in Canada: (i) the Company will deliver to the applicable securities regulatory authority or regulator certain personal information pertaining to the Buyer, including such Buyer’s full name, residential address and telephone number, email address, the number of Convertible Debentures purchased by such Buyer, the total purchase price paid for such Convertible Debentures, the prospectus and/or registration exemption relied on and the date of distribution of the Convertible Debentures; (ii) such information is being collected indirectly by the applicable securities regulatory authority or regulator under the authority granted to it in securities legislation; (iii) such information is being collected for the purposes of the administration and enforcement of the securities legislation of the local Canadian jurisdiction; and (iv) the Buyer may contact the following public officials with respect to questions about the security regulatory authority’s or regulator’s indirect collection of such information;
British Columbia Securities Commission
P.O. Box 10142, Pacific Centre
701 West Georgia Street
Vancouver, British Columbia V7Y 1L2
Inquiries: (604) 899-6854
Toll free in Canada: 1-800-373-6393
Facsimile: (604) 899-6581
Email: inquiries@bcsc.bc.ca

Ontario Securities Commission
20 Queen Street West, 22nd Floor
Toronto, Ontario M5H 3S8
Telephone: (416) 593- 8314
Toll free in Canada: 1-877-785-1555
Facsimile: (416) 593-8122
Email: exemptmarketfilings@osc.gov.on.ca
Public official contact regarding indirect collection of information: Inquiries Officer

[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:
ACREAGE HOLDINGS, INC.

By: /s/ Kevin Murphy
Name: Kevin Murphy
Title: Chief Executive Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:
YA II PN, LTD.

By: Yorkville Advisors Global, LP
Its: Investment Manager

By: Yorkville Advisors Global II, LLC
Its: General Partner

By: /s/ Troy Rillo
Name: Troy Rillo
Title: Senior Managing Director

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